================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              -------------------

                                    FORM 8-K/A

                       AMENDMENT NO. 1 TO CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              -------------------




Date of Report:   November 30, 2000




                        WILLIS LEASE FINANCE CORPORATION
               (Exact Name of Registrant as Specified in Charter)







         DELAWARE                      0-28774                 68-0070656
(State or Other Jurisdiction       (Commission File          (I.R.S. Employer
     of Incorporation )                Number)            Identification Number)

                          2320 MARINSHIP WAY, SUITE 300
                           SAUSALITO, CALIFORNIA 94965
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (415) 331-5281

================================================================================

This amendment is filed solely to include Exhibit 99.1 which was inadvertently omitted in the original Form 8-K filed on December 15, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of December 15, 2000.

                                                WILLIS LEASE FINANCE CORPORATION


                                                By:  /S/ NICHOLAS J. NOVASIC
                                                     ------------------------
                                                     Nicholas J. Novasic
                                                     Chief Financial Officer

(ITEM 7. FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS, CONTINUED).

         (c)      Exhibits

               10.1+           First Amendment to Rights Agreement, dated as of
                               November 30, 2000, by and between Willis Lease
                               Finance Corporation and American Stock Transfer &
                               Trust Company.
      --------------------------------------------------------------------------
               10.2+           Transition Services Agreement, dated as of
                               November 30, 2000 by and between Willis Lease
                               Finance Corporation and Willis Aeronautical
                               Services, Inc.
      --------------------------------------------------------------------------
               10.3            Investment Agreement, dated as of November 7,
                               2000, by and among Willis Lease Finance
                               Corporation, FlightTechnics LLC, Flightlease AG,
                               SR Technics Group and SR Technics Group America,
                               Inc. Previously filed as Exhibit 10.1 to the
                               Registrant's Current Report of Form 8-K filed
                               with the Securities and Exchange Commission on
                               November 13, 2000 and incorporated herein by
                               reference in its entirety.
      --------------------------------------------------------------------------
               10.4            Membership Interest Purchase Agreement, dated as
                               of November 7, 2000, by and between Willis Lease
                               Finance Corporation and SR Technics Group
                               America, Inc. Previously filed as Exhibit 10.3 to
                               the Registrant's Current Report of Form 8-K filed
                               with the Securities and Exchange Commission on
                               November 13, 2000 and incorporated herein by
                               reference in its entirety.
      --------------------------------------------------------------------------
               10.5            Share Purchase Agreement, dated as of November 7,
                               2000, by and between Willis Lease Finance
                               Corporation and SR Technics Group America, Inc.
                               Previously filed as Exhibit 10.4 to the
                               Registrant's Current Report of Form 8-K filed
                               with the Securities and Exchange Commission on
                               November 13, 2000 and incorporated herein by
                               reference in its entirety.
      --------------------------------------------------------------------------
               10.6*           Cooperation Agreement, dated as of November 7,
                               2000, by and among Willis Lease Finance
                               Corporation, Flightlease AG and SR Technics
                               Group. Previously filed as Exhibit 10.6 to the
                               Registrant's Current Report of Form 8-K filed
                               with the Securities and Exchange Commission on
                               November 13, 2000 and incorporated herein by
                               reference in its entirety.
      --------------------------------------------------------------------------
               10.7*           Aircraft Engine Purchase Agreement, dated as of
                               November 7, 2000, by and between Willis Lease
                               Finance Corporation and SR Technics Group AG.
                               Previously filed as Exhibit 10.7 to the
                               Registrant's Current Report of Form 8-K filed
                               with the Securities and Exchange Commission on
                               November 13, 2000 and incorporated herein by
                               reference in its entirety.
      --------------------------------------------------------------------------
               10.8            Stockholders' Agreement, dated as of November 7,
                               2000, by and among Willis Lease Finance
                               Corporation, Charles F. Willis, IV, CFW Partners,
                               L.P., Austin Chandler Willis 1995 Irrevocable
                               Trust and FlightTechnics LLC. Previously filed as
                               Exhibit 10.8 to the Registrant's Current Report
                               of Form 8-K filed with the Securities and
                               Exchange Commission on November 13, 2000 and
                               incorporated herein by reference in its entirety.
      --------------------------------------------------------------------------
               99.1            Press Release of Willis Lease Finance Corporation
                               dated as of November 30, 2000.
      --------------------------------------------------------------------------

         + Previously filed.
         * Confidential treatment requested of the Securities and Exchange Commission in connection with the filing of the Current Report filed on November 13, 2000.